SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported): March 23, 2006
                                                     ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                         0-28749               88-0447457
-----------------------------    ------------------------     -------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          ---------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

As previously reported pursuant to an 8-K filed on February 1, 2006, on January 27, 2006, FreeStar Technology Corporation (the "Company") signed subscription agreements with a group of offshore investors led by Soren Moberg for the sale of an aggregate of $9.2 million in Company common stock, plus warrants (the "Moberg Financing"). Due to the failure of the investment group to timely fund in full the first payment required for the purchase of shares and warrants, the Company terminated the Moberg Financing; all shares and warrants issued thereunder were returned by the escrow holder to the Company for cancellation, and any funds received pursuant to the Moberg Financing were returned by the escrow holder to the investors.

A group of European investors (collectively, the "Investors"), lead by Olympia Holding AS, informed the Company that they were willing to invest on the same terms and conditions that were negotiated for the now-terminated Moberg Financing, and the Company agreed to this financing transaction with the Investors (the "New Financing").

Pursuant to the New Financing, the Company will issue 46 million newly issued shares of restricted common stock under Regulation S at $0.20 per share, plus warrants to purchase 50 million shares of Company common stock with two-year exercise periods and strike prices ranging from $1.50 to $8.50, as set forth below. The Company will issue all 46 million shares immediately, which will be held in escrow by Carl Hessel ("Escrow Holder"), a director and major stockholder of the Company based in Geneva, Switzerland, along with the warrants. Pursuant to the terms of the New Financing, the first payment of $4.6 million is due immediately, with a second payment of $4.6 million dollars due within three months thereafter. As of March 23, 2006, the Investors had made the entire first payment of $4.6 million dollars to the Company. As soon as practicable after the filing of this report on Form 8-K, one-half of the shares and warrants will be released by the Escrow Holder to the Investors. The second half of the shares and warrants will be released by the Escrow Holder to the Investors upon receipt of the second payment of $4.6 million from the Investors. If any Investor fails to make the required second payment, such Investor's pro rata portion of the shares and warrants will be returned to the Company by the Escrow Agent for cancellation.

The warrants to be issued pursuant to the New Financing are as follows:

         Exercise Price             Number of shares of Company Common Stock
         per share                  underlying Warrants

         $1.50                      14 million shares
         $2.50                      11 million shares
         $4.50                      7 million shares
         $5.50                      7 million shares
         $6.50                      7 million shares
         $8.50                      4 million shares

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All warrants have a two-year exercise period from the date of issuance of the warrants. No registration rights were granted to the Investors in connection with the New Financing and the shares and warrants issued in the New Financing will be restricted securities, subject to the applicable restrictions set forth in Regulation S promulgated under the Securities Act of 1933, as amended.

C20 Investments assisted as a placement agent for the now-terminated Moberg Financing and for the New Financing. In connection with the New Financing, the Company has agreed to allow C20 to keep the 4.6 million shares of Company common stock, plus warrants to purchase 13 million shares, that were originally issued as compensation for its services with respect to the Moberg Financing. The warrants to be issued to C20 have a two-year exercise period and the following strike prices: warrants to purchase twelve million shares at $1.00 and warrants to purchase one million shares at $1.50. No additional securities or consideration will be issued to C20 in connection with the New Financing.

The form of subscription agreement and form of warrant used in the New Financing are the same form used in the Moberg Financing, which were filed as exhibits to our report on Form 8-k filed February 1, 2006.

All dollar amounts referenced herein are in U.S. dollars.

ITEM 8.01.                 OTHER EVENTS.

On March 24, 2006, FreeStar Technology Corporation issued a press release announcing a sale of common stock and warrants described in Item 3.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description of Exhibit

10.1              Form of Subscription  Agreement  (incorporated by reference to
                  Exhibit 10.1 of the Form 8-K filed on February 1, 2006).

10.2 Form of Warrant (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on February 1, 2006).

99.1              Press Release of FreeStar Technology Corporation,  dated March
                  24, 2006.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FREESTAR TECHNOLOGY CORPORATION


Dated: March 24, 2006                      By: /s/ Paul Egan
                                              --------------------------------
                                               Paul Egan, President


                                 EXHIBIT INDEX

Number          Description

10.1              Form of Subscription  Agreement  (incorporated by reference to
                  Exhibit 10.1 of the Form 8-K filed on February 1, 2006).

10.2 Form of Warrant (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on February 1, 2006).

99.1              Press Release of FreeStar Technology Corporation,  dated March
                  24, 2006.